Exhibit 99.1

                            [ENDO logo omitted]

                           Endo Pharmaceuticals


                            Wachovia Securities
                        Nantucket Equity Conference
                                 June 2002



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Forward-Looking Statements
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This presentation contains forward-looking statements, within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company's possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company's ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company's branded and generic products, and in connection with the Company's acquisition of rights to intellectual property assets; market acceptance of the Company's future products; government regulation of the pharmaceutical industry; the Company's dependence on a small number of products; the Company's dependence on outside manufacturers for the manufacture of its products; the Company's dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company's use of narcotics in most of its core products; the Company's exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company's ability to protect its proprietary technology; the Company's ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company's products and products in development; the availability of third-party reimbursement for the Company's products; the Company's dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, and in Endo's Registration Statement on Form S-3 dated October 17, 2001. Readers should evaluate any statement in light of these important factors.


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Endo Pharmaceuticals
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A Specialty Pharmaceutical company focused in fast growing pain management market with:

    o    An established portfolio of branded products

    o    A targeted national sales and marketing infrastructure

    o    Research and development expertise

    o    A substantial pipeline focused on pain management

    o    An experienced and successful management team



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Company History
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   1920         o    Endo founded

   1950         o    Percodan(R) launched

   1969         o    Endo sold to DuPont

   1971         o    Percocet(R) launched

   1997         o    August 1997:  Endo formed as buyout from DuPont Merck

   1998         o    November 1998: Lidoderm(R) licensed from Hind Healthcare

   2000         o    July 2000:  Algos acquired

   2001         o    October 2001:  Follow-on offering completed



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Aggressive Pain Focus
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 o    Pain Management represents a tremendous growth area:

      *    Growing at a compounded growth rate of >28% annually

      *    Pain community is extremely aggressive

      *    Prescribing physician base highly concentrated



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Total Prescription Pain Market
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Sales (billions)
Bar Chart Reflecting Data Below:

                           1998            1999           2000           2001
                         --------        --------       ---------      --------
                          $6.8             $9.3           $11.9          $14.3

                   Graph shows a Compounded Annual Growth Rate of 28%

Source: IMS



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Key Drivers of Market Growth
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o      Changing attitudes toward pain management
       o    Physicians
       o    Patients

o      Changing environment toward treatment of pain
       o    Guideline changes
       o    Pain management now recognized as a board certified specialty

o      Aging population

o      Increase in number of surgical procedures



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Analgesics: 2001 the second most prescribed medication
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           2000                                         2001
 1.  Vascular agents                           1.  Anti-infectives
 2.  Psychotherapeutics                        2.  Analgesics
 3.  Anti-infective                            3.  Psychotherapeutics
 4.  Analgesics                                4.  Vascular agents
 5.  Hormones                                  5.  Hormones
 6.  Respiratory Therapy                       6.  Respiratory Therapy
 7.  Gastrointestinal                          7.  Cough/Cold Preps
 8.  Anti-arthritics                           8.  Anti-arthritics
 9.  Diuretics                                 9.  Gastrointestinal
 10. Diabetes Therapy                          10. Cholesterol Reducers &
                                                   Lipotropics

Narcotics comprise approximately               Narcotics comprise approximately
 75% of analgesic prescriptions                 76% of analgesic prescriptions


Source: IMS 2001 Prescription Data



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Narcotic Analgesics
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Sales (billions)
Bar Chart Reflecting Data Below:

                           1998            1999           2000           2001
                         --------        --------       ---------      --------
                          $1.6             $2.1           $2.7           $3.6

             Graph shows a Compounded Annual Growth Rate of 31%

Source: IMS



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The Continuum of Pain
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                                           Moderately
              Mild         Moderate          Severe             Severe


Endo                      Lidoderm(R)      Percocet(R)       Numorphan(R)
Marketed                  Nubain(R)        Percodan(R)       Percolone(R)
Products                  Zydone(R)        Endocet(R)        Hydromorphone
                                           Endodan(R)        Morphine ER



Endo                      HydrocoDex(TM)   PercoDex(TM)      MorphiDex(R)
Pipeline                                                     Oxymorphone IR/ER
Products                                                     OxycoDexTM
                                                             Oxycodone ER



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Pain Management Product Offering
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o     Established Portfolio of Branded Products:
      o   Percocet(R)
      o   Lidoderm(R)
      o   Other established brands including:
          -     Percodan(R)
          -     Zydone(R)

o     Difficult to Develop Generics:
      o   MS Contin generic
      o   Oxycontin generic (under FDA review and subject of litigation)



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Established Portfolio of Brands: Percocet(R)
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  1971         o    Percocet(R) 5.0/325 launched

  1999         o    Endo launches new strengths of Percocet(R)

  2001         o    April 2001: Generics of 7.5/500 and 10.0/650 introduced

  2001         o    November 2001: New strengths approved and launched:

                      o   Percocet(R) 7.5/325 and Percocet(R) 10.0/325


                               "Gold Standard"
                                   in pain
                                  management


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Percocet(R) Prescriptions
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Bar Chart Reflecting Data Below:

         1994  -  2.0 million prescriptions
         1995  -  1.8 million prescriptions
         1996  -  1.6 million prescriptions
         1997  -  1.4 million prescriptions
         1998  -  1.4 million prescriptions
         1999  -  1.3 million prescriptions
         2000  -  2.0 million prescriptions
         2001  -  2.2 million prescriptions

Source:  IMS



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Percocet(R) Net Sales
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Bar Chart Reflecting Data Below:

Fiscal Year Ended 1999  -  $51.5 million

Fiscal Year Ended 2000  -  $92.4 million

Fiscal Year Ended 2001  -  $101.0 million


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Established Portfolio of Brands:  Lidoderm(R)
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o   Approximately 1 million patients per year are afflicted with Herpes Zoster
    (commonly referred to as "shingles")

o   Approximately 70% of these patients experience some pain:
    o    Acute
    o    Chronic (post herpetic neuralgia or "PHN")

o   Approximately 20% of shingles patients develop PHN

o The only FDA approved drug for the treatment of PHN a form of neuropathic pain

o   Lidoderm(R) provides analgesia



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Lidoderm(R) Prescriptions
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Bar Chart Reflecting Data Below:


Quarter Ended 12/99   -  21,000 prescriptions
Quarter Ended  3/00   -  28,000 prescriptions
Quarter Ended  6/00   -  39,000 prescriptions
Quarter Ended  9/00   -  49,000 prescriptions
Quarter Ended 12/00   -  60,000 prescriptions
Quarter Ended  3/01   -  68,000 prescriptions
Quarter Ended  6/01   -  81,000 prescriptions
Quarter Ended  9/01   -  96,000 prescriptions
Quarter Ended 12/01   - 119,000 prescriptions
Quarter Ended  3/02   - 139,000 prescriptions


Source: IMS


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Lidoderm(R) Net Sales
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Bar Chart Reflecting Data Below:

Fiscal Year Ended 1999 - $5.7 million
Fiscal Year Ended 2000 - $22.5 million
Fiscal Year Ended 2001 - $40.9 million



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Sales by Product
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Bar Chart Reflecting Data Below:

                       1998       1999       2000        2001
                       ----       ----       ----       -----
                                   (in millions)

Generics              $33.7      $44.8      $47.1       $84.3
Other Brands           30.1       36.5       35.4        25.8
Lidoderm(R)             0.0        5.7       22.5        40.9
Percocet(R)            44.6       51.5       92.4       101.0
                      -----       ----       ----       -----
  Total              $108.4     $138.5     $197.4      $252.0

             Graph shows a Compounded Annual Growth Rate of 33%


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Targeted Sales and Marketing
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o     Direct marketing through national dedicated contract sales force
      o    160 community-based field representatives
      o    70 specialty institutional representatives

o     Focus on high prescribing physicians in:
      o    Pain management
      o    Surgery
      o    Oncology
      o    Primary care

o     Option to internalize sales force


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R&D Expertise
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o   Core expertise in narcotic analgesics
    o Pipeline products launched in the past 4 years contributed 54% of 2001 net sales

o Three NDA products in Phase III and three NDA products in Phase II clinical trials

o   Successful and proven record with the FDA



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Substantial Pipeline
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    Key Pipeline Products          Branding             Development stage
    ---------------------          --------             -----------------

    MorphiDex(R)                   Branded              Phase III

    Oxymorphone ER                 Branded              Phase III

    Oxymorphone IR                 Branded              Phase III

    HydrocoDexTM                   Branded              Phase II

    OxycoDexTM                     Branded              Phase II

    PercoDexTM                     Branded              Phase II

    Oxycodone ER                   Generic              ANDA filed


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MorphiDex(R) (morphine + dextromethorphan)
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o    Dextromethorphan enhances morphine analgesia

o    Pivotal chronic dosing study previously completed
        -    "Morphine sparing"
        -    "Longer duration of pain relief"

o    Long-term clinical experience: Safety established


In response to Algos' "not-approvable" letter:

o    Multiple-dose Phase III studies in chronic pain underway



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MorphiDex(R) (morphine + dextromethorphan)
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o  Multiple dose Phase III studies in chronic pain - three-month treatment period

   o   200-300 patients per study

   o   primary objective        - morphine sparing (2 studies)
                                - superior analgesia (1 study)

   o   secondary objectives     - define lowest fixed-dose MS/DM ratio (1 study)
                                - "tolerance" (3 studies)

o Announced results of first study June 2002. No statistically significant difference in primary or secondary endpoint was observed.

o Anticipate announcement of the results from the second and third studies in the fourth quarter 2002



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Oxymorphone ER/IR
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o   Pure opioid agonist marketed in U.S. as injection and suppository since 1960

o   New oral extended and immediate release formulations

o   Efficacy demonstrated

o   First "new" opioid in decades

o   1,500+ cancer and non-cancer patients in clinical program

o   ER version co-developed with Penwest Pharmaceuticals

o   Abstracts expected to be published at the 2002 World Pain Congress

o   Expect to file NDA applications in second half of 2002



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Historical Financial Summary
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Bar Chart Reflecting Data Below:

                                1999*            2000*           2001
                                -----            -----           ----
                                            (in millions)

Net Sales                      $138.5            $197.4          $252.0
Gross profit                   $ 80.3            $134.4          $177.1
Consolidated EBITDA**          $ 27.7            $ 62.1          $ 79.5


*   Pro-forma for Algos Acquisition.
**  Excludes non-cash COGS.



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First Quarter Financial Summary
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Bar Chart Reflecting Data Below:

                                 1st Q-01        1st Q-02
                                 --------        --------
                                       (in millions)

Net Sales                         $ 39.4          $  67.0
Gross profit                      $ 26.7          $  48.1
Consolidated EBITDA (1)           $  4.6          $  15.9


(1)  Excludes non-cash COGS.


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Projected Financial Summary
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Bar Chart Reflecting Data Below:

                                           2001          2002E
                                         ------         -------
                                              (in millions)

Net Sales                                $252.0         $300.0
Consolidated EBITDA(1)                   $ 79.5         $100.0


(1)  Excludes non-cash COGS.



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Proven Track Record
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-------------------------------------   ---------------------------------------
Strategy                                 Achievement
-------------------------------------   ---------------------------------------
o Leverage brand equity of               |x| Launched new strengths of
  products                                   Percocet(R) in November 1999
                                             and new strengths of Percocet(R)
                                             in November 2001

o Line extensions                        |x| Launched Zydone(R) in February 1999

o Develop difficult generics             |x| Only AB-rated generic of all five
                                             strengths of MS Contin(R) on
                                             the market

                                         |x| First to file 10, 20 and 40 mg
                                             generic version of Oxycontin(R)

o Acquire products within the pain       |x| Launched Lidoderm(R) for PHN in
  management therapeutic class               September 1999



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2002 Expected Milestones
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o     Completion of our second and third Phase III clinical studies on
      MorphiDex(R)

o     File NDAs for extended-release and immediate-release oxymorphone

o     Continue to advance future product line through:

      *  Advancement of Phase II and earlier projects

      * Acquire and in-license complementary products, compounds and technologies




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                           Endo Pharmaceuticals

                            Wachovia Securities
                        Nantucket Equity Conference
                                 June 2002